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                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                              STONEPATH GROUP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________



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                              STONEPATH GROUP, INC.

                                 PROXY STATEMENT
                                   SUPPLEMENT

         This Proxy Statement Supplement (the "Supplement") supplements the Proxy Statement dated August 24, 2001 (the "Proxy Statement") previously furnished by Stonepath Group, Inc. (the "Company") for use at its Annual Meeting of Stockholders (the "Meeting") to be held on October 9, 2001.

NOTICE IS HEREBY GIVEN that the location for the Meeting has been changed. The Meeting, which was originally to have been held at the American Stock Exchange in New York, will now be held at the Offices of Buchanan Ingersoll, P.C., 1835 Market Street, 15th Floor, Philadelphia, PA, on Tuesday, October 9, 2001 at 10:00 a.m., local time.

         THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH BOTH THE PROXY STATEMENT AND THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS WHICH WERE MAILED TO STOCKHOLDERS ON OR ABOUT AUGUST 24, 2001.

                   This Supplement is dated September 25, 2001
    and is first being mailed to stockholders on or about September 26, 2001

                                           By Order of the Board of Directors

                                           /s/ Dennis L. Pelino
                                           ---------------------------------
                                           Dennis L. Pelino
                                           Chairman of the Board and
                                           Chief Executive Officer


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                              STONEPATH GROUP, INC.
                           TWO PENN CENTER, SUITE 605
                             PHILADELPHIA, PA 19102


                                                     September 26, 2001

Dear Fellow Stockholders,

         The purpose of this letter is to advise you of a change in the location of our Annual Meeting of Stockholders scheduled to be held at the American Stock Exchange on October 9, 2001.

         American Stock Exchange officials have just informed us that due to their proximity to the disaster site, they have decided to cancel October events due to safety concerns. Therefore, we have elected to change the location of our Annual Meeting to Philadelphia, PA.

         The Annual Meeting will remain scheduled for Tuesday, October 9, 2001 at 10:00 a.m. and will be held at the offices of our legal counsel, Buchanan Ingersoll, 11 Penn Center, 1835 Market Street, 15th Floor, Philadelphia, PA.

         We wish to thank you for your loyal support of the Company and your participation in this process. We look forward to seeing you on October 9th.

                                                     Yours truly,


                                                     /s/ Dennis L. Pelino
                                                     -------------------------
                                                     Dennis L. Pelino
                                                     Chairman of the Board and
                                                     Chief Executive Officer